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                                                                   EXHIBIT 10.45

                                AMENDMENT NO. 12
                                     TO THE
                            GENUINE PARTNERSHIP PLAN

         This Amendment to the Genuine Partnership Plan is adopted by Genuine Parts Company (the "Company"), effective as of the date set forth herein.

                                   WITNESSETH:

         WHEREAS, the Company maintains the Genuine Partnership Plan (the "Plan"), as amended and restated effective January 1, 1994, for the benefit of its eligible employees and such Plan is currently in effect;

         WHEREAS, the Company desires to amend Schedule C of the Plan;

         WHEREAS, the Company has authorized the Committee to the Plan ("Committee") to amend Schedules to the Plan and the Committee has authorized Frank Howard to execute such amendments without a meeting of the Committee;

         NOW, THEREFORE, the Plan shall be amended as follows:

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         Schedule C shall be deleted in its entirety, and a new Schedule C shall be added to read as follows:

                                   "SCHEDULE C

                             Prior Employer Accounts

         Any defined term used in this Schedule C shall have the same meaning as ascribed to it in the Plan, unless otherwise defined in this Schedule C.


I. Additional Forms of Benefits for Former Participants in the Genuine Parts 401(k) Plan for the Dade City Jobbing Group

         A. Background. As of December 31, 1993, the Genuine Parts 401(k) Plan for the Dade City Jobbing Group effective as of January 1, 1993 (the "Dade City Plan") was frozen. The Dade City Plan was subsequently merged into the Plan. Accounts established under the Dade City Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Dade City Plan to Receive Additional Forms of Benefits. Effective as of merger into the Plan, former participants in the Dade City Plan ("Dade City Participants") who became Participants in this Plan may elect to receive, in addition to the benefits offered under the Plan, a distribution from their Prior Employer Accounts as follows:


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                  (i)      upon reaching the Dade City Plan's early retirement
                           date, which can be the first day of any month within 10 years of a Dade City Participant's Normal Retirement Date;

                  (ii)     a qualified joint and 100% survivor annuity;

                  (iii)    a life annuity;

                  (iv) a life annuity with a guarantee of 120 monthly payments;

                  (v)      a contingent 50% or 100% annuitant option; or

                  (vi) a monthly annuity, if a Dade City Participant terminates employment with the Company before he would have been eligible to retire under the Dade City Plan.


II. Additional Forms of Benefits for Former Participants in the Davis & Wilmar, Inc. Retirement Savings Plan

         A. Background. The Davis & Wilmar, Inc. Retirement Savings Plan effective as of May 1, 1993 (the "Davis & Wilmar Plan") was frozen. The Davis & Wilmar Plan was merged into the Plan effective December 31, 1994, as part of Genuine Parts Company's acquisition of Davis & Wilmar, Inc. Accounts established under the Davis & Wilmar Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Davis & Wilmar Plan to Receive Additional Forms of Benefits. Effective as of December 31, 1994, former participants in the Davis & Wilmar Plan who became Participants in this Plan, or their surviving spouse (as applicable), may elect to receive, in addition to the benefits offered under the Plan, a distribution from such participants' Prior Plan Accounts as follows:

                  (i)      an annuity, or

                  (ii)     a qualified pre-retirement 100% survivor annuity.


III. Additional Forms of Benefits for Former Participants in the Parts, Inc. 401(k) Plan

         A. Background. As of January 1, 1995, the Parts, Inc. 401(k) Plan effective as of January 1, 1989 (the "Parts, Inc. Plan") was frozen. The Parts, Inc. Plan was merged into the Plan as part of Genuine Parts Company's acquisition of Parts, Inc. Accounts established under the Parts, Inc. Plan shall constitute Prior Employer Accounts.


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         B.       Eligibility of Former Participants in the Parts, Inc. Plan to
Receive Additional Forms of Benefits. Effective January 1, 1995, former participants in the Parts, Inc. Plan who became Participants in this Plan ("Parts, Inc. Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) on or after attaining the Parts, Inc. Plan's normal retirement age which is age 60; or

                  (ii) in quarterly, semi-annual or annual installments extending over a period certain not to exceed the Parts Inc. Participant's life expectancy or the joint life and last survivor expectancy of such participant and his designated beneficiary.


IV. Additional Forms of Benefits for Former Participants in the I.M.S./Horizon 401(k) Plan

         A. Background. Genuine Parts Company's acquired International Media & Supplies, Inc. and Horizon U.S.A. Data Supplies, Inc. ("Horizon") on April 28, 1995. The I.M.S. Horizon Plan was continued to be maintained by Horizon although the plan was amended to only permit participation by non-highly compensated employees. The I.M.S./Horizon Plan was merged into the Plan effective August 1, 1998. Accounts established under the I.M.S./Horizon Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the I.M.S./Horizon Plan to Receive Additional Forms of Benefits. Effective August 1, 1998, former participants in the I.M.S./Horizon Plan who became Participants in the Plan ("I.M.S./Horizon Participants"), or their surviving spouses (as applicable), may elect to receive, in addition to the benefits offered under the Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) upon termination of employment for reasons other than death, disability or retirement, an I.M.S./Horizon Participant may receive a distribution of his Prior Plan Account on or after the last day of the Plan Year coincident with or next following his termination of employment;

                  (ii) on or after the I.M.S./Horizon Plan's early retirement date, which is any date coincident with or next following attainment of age 60 and completion of seven years of service under the I.M.S./Horizon Plan;

                  (iii)    a joint and 50% survivor annuity;

                  (iv)     a joint and 75% survivor annuity;


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                  (v)      a joint and 100% survivor annuity;

                  (vi)     a life annuity;

                  (vii) in quarterly, semi-annual or annual cash installments extending over a period certain not to exceed the I.M.S./Horizon Participant's life expectancy or the joint life and last survivor expectancy of such participant and his designated beneficiary (a designated beneficiary shall have the right to reduce the period over which installment payments shall be made);

                  (viii) an annuity extending over a period certain not to exceed the I.M.S./Horizon Participant's life expectancy or the joint life and last survivor expectancy of such participant and his designated beneficiary; or

                  (ix)     a qualified pre-retirement survivor annuity.

Furthermore, any security interest held by the I.M.S./Horizon Plan by reason of an outstanding loan to an I.M.S./Horizon Participant shall be taken into account in determining the amount of any pre-retirement survivor annuity.


V. Additional Forms of Benefits for Former Participants in the Motion Equipment, Inc. 401(k) Profit Sharing Plan

         A. Background. The Motion Equipment, Inc. 401(k) Profit Sharing Plan ("Motion Plan") has been merged into the Plan. Accounts established under the Motion Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Motion Plan to Receive Additional Forms of Benefits. Effective as of the merger of the Motion Plan into this Plan, former participants in the Motion Plan who became Participants in this Plan ("Motion Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) on or after attaining the Motion Plan's early retirement age, which is age 59-1/2;

                  (ii) on or after attaining the Motion Plan's normal retirement age, which is age 62;

                  (iii) in a lump-sum distribution in-kind, or part in cash and part in-kind; or


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                  (iv)     in installments payable in cash or in-kind, over a
                           period certain not to exceed the Motion Participant's life expectancy or the joint life and last survivor expectancy of such participant and his designated beneficiary.


VI. Additional Forms of Benefits for Former Participants in the Midcap Bearing Corporation Profit Sharing Plan

         A. Background. The Midcap Bearing Profit Sharing Plan effective as of January 1, 1995 (the "Midcap Plan") has been merged into this Plan. Accounts established under the Midcap Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Midcap Plan to Receive Additional Forms of Benefits. Effective as of the merger of the Midcap Plan into this Plan, former participants in the Midcap Plan who became Participants in this Plan ("Midcap Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) on or after attaining the Midcap Plan's early retirement age, which is age 59-1/2;

                  (ii) on or after attaining the Midcap Plan's normal retirement age, which is age 62;

                  (iii) in a lump-sum distribution in-kind, or part in cash and part in-kind; or

                  (iv) in installments payable in cash or in-kind, over a period certain not to exceed the Midcap Participant's life expectancy or the joint life and last survivor expectancy of such participant and his designated beneficiary.

VII. Additional Forms of Benefits for Former Participants in the Hub Tool & Supply, Inc. 401(k) Plan

         A. Background. As of December 31, 1998, the Hub Tool & Supply, Inc. 401(k) Plan (the "Hub Plan") was frozen. The Hub Plan was subsequently merged into the Plan. Accounts established under the Hub Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Hub Plan to Receive Additional Forms of Benefits. Effective as of the merger of the Hub Plan into this Plan, former participants in the Hub Plan who became Participants in this Plan ("Hub Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:


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                  (i)      in a life annuity with monthly income payable for the
                           life of the Participant;

                  (ii) in a life annuity with monthly income payable for the life of the Participant and, if the Participant dies before the end of a period of five, ten, or fifteen years as selected by the Participant, with monthly income payable to the Participant's beneficiary until the end of such period;

                  (iii) in a life annuity with monthly income payable for the life of the Participant and, if the Participant dies before the total amount paid equals the Participant's Prior Employer Account, with monthly income payable to the Participant's beneficiary until the total amount paid equals the Participant's Prior Employer Account;

                  (iv) in a joint and survivor life annuity with monthly income payable for the life of the Participant; with 50%, 66 2/3%, or 100% (as elected by the Participant) of the Participant's monthly income payable for the life of the Participant's survivor; and, if both the Participant and the Participant's survivor die before the total amount paid equals the Participant's Prior Employer Account, payments continue to the Participant's beneficiary until the total amount paid equals the Participant's Prior Employer Account;

                  (v) in installment payments made monthly for a fixed period of time equal to or greater than 60 months; or

                  (vi) in a series of flexible income payments for an amount each year equal to that elected by the Participant which, in the year the Participant attains age 70 1/2, must be equal to or greater than a minimum amount.


VIII. Vesting Schedule and Additional Forms of Benefits for Former Participants in the Summit Insulation Supply Co., Inc. Retirement Savings Plan

         A. Background. As of November 30, 1999, the Summit Insulation Supply Co., Inc. Retirement Savings Plan (the "Summit Plan") was frozen. The Summit Plan was or will be subsequently merged into the Plan. Accounts established under the Summit Plan shall constitute Prior Employer Accounts.

         B. Vesting Schedule for Prior Employer Account. Notwithstanding the vesting provisions of the Plan, any Participant who has two Years of Credited Service shall be 20% vested in the regular matching contribution/employer contribution subaccount of his Prior Employer Account that is attributable to regular matching contributions/employer contributions made to his account under the Summit Plan.


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         C.       Eligibility of Former Participants in the Summit Plan to
Receive Additional Forms of Benefits. Effective as of the merger of the Summit Plan into this Plan, former participants in the Summit Plan who became Participants in this Plan ("Summit Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) in a life annuity with monthly income payable for the life of the Participant;

                  (ii) in a joint and survivor life annuity with monthly income payable for the life of the Participant; with 50% of the Participant's monthly income payable to the Participant's surviving spouse for the life of the Participant's surviving spouse;

                  (iii) in a preretirement survivor annuity purchasable with 100% of the Participant's nonforfeitable accrued benefit with monthly income payable to the Participant's surviving spouse for the life of the Participant's surviving spouse, in the event that the Participant is married and dies prior to his annuity starting date; or

                  (iv) in installment payments made monthly, quarterly, or annually over a fixed reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his beneficiary.


IX. Additional Forms of Benefits for Former Participants in the H.A. Holden, Inc. Profit Sharing Plan

         A. Background. As of November 30, 1999, the H.A. Holden, Inc. Profit Sharing Plan (the "Holden Plan") was frozen. The Holden Plan was or will be subsequently merged into the Plan. Accounts established under the Holden Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Holden Plan to Receive Additional Forms of Benefits. Effective as of the merger of the Holden Plan into this Plan, former participants in the Holden Plan who became Participants in this Plan ("Holden Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) in a life annuity with monthly income payable for the life of the Participant;

                  (ii) in a joint and survivor life annuity with monthly income payable for the life of the Participant; with 50% of the Participant's


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                           monthly income payable to the Participant's surviving
                           spouse for the life of the Participant's surviving spouse;

                  (iii) in a preretirement survivor annuity purchasable with 50% of the Participant's nonforfeitable accrued benefit with monthly income payable to the Participant's surviving spouse for the life of the Participant's surviving spouse, in the event that the Participant is married and dies prior to his annuity starting date; or

                  (iv) in installment payments made monthly, quarterly, or annually over a fixed reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his beneficiary.


X. Additional Forms of Benefits for Former Participants in the Scottsdale Tool & Supply, Inc. 401(k) Plan

         A. Background. As of December 31, 1998, the Scottsdale Tool & Supply, Inc. 401(k) Plan (the "Scottsdale Plan") was frozen. The Scottsdale Plan was or will be subsequently merged into the Plan. Accounts established under the Scottsdale Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Scottsdale Plan to Receive Additional Forms of Benefits. Effective as of the merger of the Scottsdale Plan into this Plan, former participants in the Scottsdale Plan who became Participants in this Plan ("Scottsdale Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from that potion of their Prior Employer Accounts that accrued under the Scottsdale Plan on or before December 31, 1996, in installment payments made monthly, quarterly, or annually over a period of years certain selected by the Participant that is less than the life of the Participant.


XI. Additional Forms of Benefits for Former Participants in the EIS, Inc. 401(k) Plan

         A. Background. As of November 30, 1999, the EIS, Inc. 401(k) Plan (the "EIS Plan"), formerly known as the EIS, Inc. Savings and Employee Stock Ownership Plan, was frozen. The EIS Plan was or will be subsequently merged into the Plan. Accounts established under the EIS Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the EIS Plan to Receive Additional Forms of Benefits. Effective as of the merger of the EIS Plan into this Plan, former participants in the EIS Plan who became Participants in this Plan ("EIS Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:



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                  (i)      in a life annuity with monthly income payable for the
                           life of the Participant;

                  (ii) in a joint and survivor life annuity with monthly income payable for the life of the Participant; with 50% of the Participant's monthly income payable to the Participant's surviving spouse for the life of the Participant's surviving spouse;

                  (iii) in a preretirement survivor annuity purchasable with the Participant's nonforfeitable accrued benefit with monthly income payable to the Participant's surviving spouse for the life of the Participant's surviving spouse, in the event that the Participant is married and dies prior to his annuity starting date; or

                  (iv) in installment payments made monthly or annually over a period of five to twenty years, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his beneficiary.

                  Notwithstanding the provisions of Section 8.05 of the Plan, an EIS Participant may elect to receive distributions of his Prior Employer Account under Code Section 401(a)(9) in any of the forms listed above. However, if an EIS Participant fails to elect a form of benefit by his required beginning date, any distribution of his Prior Employer Account made pursuant to Code Section 401(a)(9) shall be in a lump sum.

         C. Death Benefits for Prior Employer Account. Notwithstanding any provisions of the Plan, in the event that an EIS Participant has not elected a single life annuity, a joint and survivor annuity, or a preretirement survivor annuity described above, in the event of the EIS Participant's death, his Prior Employer Account shall be distribute to his Beneficiary (the "EIS Beneficiary") as follows:

                  (i) If distributions to the EIS Participant have not commenced, the EIS Participant's Prior Employer Account will be distributed to the EIS Beneficiary in either a lump sum payment or installment payments, as described above, as elected by the EIS Beneficiary. However, if the EIS Beneficiary fails to elect a distribution option within ninety days of the EIS Participant's death, the EIS Participant's Prior Employer Account will be distributed to the EIS Beneficiary in a lump sum.

                  (ii) If distributions to the EIS Participant have commenced, the EIS Participant's Prior Employer Account will continue to be distributed to the Beneficiary over the same period certain elected by the EIS Participant. However, within ninety days of the EIS


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                           Participant's death, the EIS Beneficiary may elect to
                           receive the remaining unpaid Prior Employer Account in a lump sum.

         D.       Additional Method of Distribution. Notwithstanding Section
8.02 of the Plan, an EIS Participant will receive a distribution of any Qualifying Employer Securities held in his Prior Employer Account in whole shares of the common stock of the Company.

         E. Vesting Schedule for Prior Employer Account. Notwithstanding the vesting provisions of the Plan, all EIS Participants shall be 100% vested in their Prior Employer Accounts.

         F. Additional In-Service Withdrawal Option. An EIS Participant may invest the non-Qualifying Employer Securities portion of his "after-tax contribution account" subaccount of his Prior Employer Account not more frequently than once during each Plan Year.

         G. Additional Investment Option. On or before December 31, 2001, an EIS Participant may direct to have the Company Stock held in his Prior Employer Account liquidated, the proceeds of which shall be invested in accordance with the Participant's investment elections made pursuant to Section
6.06 of the Plan. However, an EIS Participant may not direct that any portion of his Prior Employer Account be invested in Company Stock."


                                       2.


         This amendment shall be effective as of December 29, 2000. Except as amended herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Genuine Parts Company, acting through the Committee has caused this Amendment to the Plan to be executed on the date shown below but effective as of the date indicated above.

                                 COMMITTEE TO THE
                                 GENUINE PARTNERSHIP PLAN


                                   By:     /s/ Frank Howard
                                      -------------------------------------
                                   Frank Howard, acting on behalf of the
                                   Committee

                                   Date:  December 27, 2000
                                          ---------------------------------


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